UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

SAGIMET BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41742	20-5991472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sagimet Biosciences Inc.

155 Bovet Road, Suite 303,

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 561-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.0001 par value per share	SGMT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In recent months, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sagimet Biosciences Inc. (the “Company”) conducted an analysis and assessment of the Company’s executive compensation program and potential adjustments as a result of the Company’s initial public offering (“IPO”). Prior to the IPO, the Company engaged Compensia, an independent compensation consultant, to provide advice and recommendations relating to the Company’s executive compensation program and align the Company’s compensation programs with those of similarly-situated public companies.

Following the completion of Compensia’s study, on November 17, 2023, the Committee approved, and recommended the Board approve, certain equity grants to the Company’s executive officers, which were approved by the Board on November 17, 2023. The equity grants are designed to motivate, retain and attract highly qualified executives while at the same time aligning the Company’s compensation practices with those of its peers.

On November 17, 2023 (the “Grant Date”) the Company granted a fixed number of restricted stock units (“RSUs”) to certain of its executive officers, as detailed below:

Name	Number of RSUs
David Happel	624,910
Eduardo Martins, M.D., D.Phil.	89,570
George Kemble	150,750

The RSUs will vest 25% on the first anniversary of the closing of the IPO, with the remaining 75% vesting on an annual basis for the three years thereafter, subject to each executive’s continued service with the Company through the applicable vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sagimet Biosciences Inc.

Date: November 21, 2023	By:	/s/ David Happel
David Happel
Chief Executive Officer